UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018

PERRY ELLIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-21764 (Commission File No.)	59-1162998 (IRS Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip Code)

(305) 592-2830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On June 16, 2018, Perry Ellis International, Inc. (“Perry Ellis” or the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of June 15, 2018, by and among Perry Ellis, Feldenkreis Holdings LLC, a Delaware limited liability company (“Parent”), and GF Merger Sub, Inc., a Florida corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub were formed by George Feldenkreis.

The press release is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 14a-12 of the Securities Exchange Act of 1934, as amended, and is hereby incorporated by reference into this Item 8.01.

Additionally, on June 16, 2018, the Company issued a letter to employees of the Company, announcing the signing of the Merger Agreement.

The letter to employees is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K in compliance with Rule 14a-12 of the Securities Exchange Act of 1934, as amended, and is hereby incorporated by reference into this Item 8.01.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, including, but not limited to these caused by port disruptions, disruptions due to weather patterns, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, the impact to our business resulting from the United Kingdom’s referendum vote to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Forward-looking statements also may include information concerning the proposed merger transaction, including unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change.  Investors are cautioned that all forward-looking statements involve risks and uncertainties and factors relating to the proposed transaction, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC, all of which are difficult to predict and many of which are beyond Perry Ellis’ control. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise.

Important Additional Information And Where To Find It

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://investor.pery.com), or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended February 3, 2018 and the Form 10-K/A filed by the Company with the SEC on June 1, 2018. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investor.pery.com, by writing to Perry Ellis International, Inc., at 3000 N.W. 107 Avenue, Miami, FL 33172.

Certain Participant Information

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the following directors, executive officers and other employees of Perry Ellis are deemed to be participants in the solicitation of proxies from Perry Ellis’ shareholders in connection with the proposed transaction and, as of the date hereof, beneficially own the amount of shares of Perry Ellis’ common stock, $0.01 par value per share, indicated adjacent to his or her name: (i) Perry Ellis directors: Joe Arriola (15,590 shares), Jane E. DeFlorio (22,710 shares), George Feldenkreis (1,716,862 shares), Oscar Feldenkreis (1,223,329 shares), Bruce J. Klatsky (21,723 shares), Michael W. Rayden (21,723 shares), and J. David Scheiner (26,205 shares), and (ii) Perry Ellis executive officers and other employees: David Enright (31,706 shares), Jorge Narino (14,988 shares), Stanley Silverstein (73,666 shares) and John Voith (64,624 shares). The business address for each person is c/o Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement, including the schedules and appendices thereto, and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Perry Ellis International, Inc. Press Release dated June 16, 2018
99.2	Perry Ellis International, Inc. Letter to Employees dated June 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

By:	/s/ Tricia Thompkins
Name:	Tricia Thompkins
Title:	EVP, General Counsel & Secretary

Dated: June 18, 2018